EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of North Pittsburgh Systems, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, A. P. Kimble, Senior Vice President and Chief Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2007

/S/ A. P. KIMBLE
A. P. Kimble
Senior Vice President and
Chief Financial and Accounting Officer

A signed original of this written statement required by Section 906 has been provided to North Pittsburgh Systems, Inc. and will be retained by North Pittsburgh Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.